Exhibit 99.1

NIMIN ENERGY ANNOUNCES ANNUAL AND SPECIAL MEETING INFORMATION AND

AMENDMENT TO SENIOR LOAN

Carpinteria, CA – May 24, 2012 – NiMin Energy Corp. (TSX:NNN) (OTCBB and OTCQX:NEYYF) (the “Company” or “NiMin”) today announced that further to previous press releases of the Company, the annual and special meeting (the “Meeting”) of holders (“Shareholders”) of common shares of the Company (“Common Shares”) will be held on June 26, 2012. At the Meeting, in addition to annual items of business, Shareholders will be asked to consider and vote on, among other things, special resolutions approving: (i) the proposed sale of all or substantially all of the Company’s assets (the “Sale of Assets”) including those assets held by NiMin’s wholly-owned subsidiary, Legacy Energy, Inc. (“Legacy”), pursuant to purchase and sale agreements with respect to its Wyoming based assets and California based assets (collectively, the “Purchase and Sale Agreements”), for a total cash consideration of US$125,250,000, subject to adjustment in certain circumstances (the “Sale Transactions”); (ii) and the subsequent complete liquidation and dissolution of the Company (the “Winding Up”). In connection therewith, the Company expects to mail to Shareholders, on or about May 25, 2012, a management information circular (the “Circular”) with additional information regarding the Meeting matters.

The completion of the Sale of Assets and the Winding Up of the Company (subsequent to a liquidating distribution by Legacy to the Company once all obligations have been accounted for) and the distribution of all available cash are subject to, among other conditions, the approval of the Shareholders at the Meeting. The Sale Transactions are expected to close on or around June 29, 2012. The Sale Transactions are not conditional upon the approval of the Winding Up by the Shareholders at the Meeting.

The board of directors of the Company (the “Board”) expects that, after completion of the Sale Transactions and the liquidation and dissolution of Legacy, pursuant to the Winding Up, Shareholders will receive between US$1.01 to US$1.05 in cash per Common Share based upon 69,834,396 Common Shares issued and outstanding, which amount shall be paid in one or more instalments. The amount of the payment(s) shall be determined by the Board after repaying the Company’s bank debt and other obligations and reviewing potential tax and other liabilities of the Company, including costs of the Sale Transactions and the subsequent winding up of Legacy and the Company. The Board is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs which would materially reduce the amount of cash available for distribution to Shareholders, but there is no assurance this will remain the case. As soon as practical after closing of the Sale Transactions, NiMin shall distribute, in one or more instalments, as much as possible of the net cash received from the Sale of Assets, in excess of a reasonable reserve for remaining costs and liabilities in an amount determined by the Board in their discretion, acting reasonably.

The Common Shares currently trade on the Toronto Stock Exchange (the “TSX”). If the Sale Transactions are completed, according to the TSX’s rules, the Company will be deemed to have gone through a Change in Business (as such term is defined in the TSX Company Manual). The Company does not expect to meet the original listing requirements as the Company will cease to be engaged in an ongoing business. As a result, the Company will take the appropriate steps following closing of the Sale Transactions to voluntarily delist from the TSX. In an effort to maintain liquidity in the Common Shares, the Board may apply to transfer the Company’s listing to NEX, a separate board of the TSX Venture Exchange that provides a trading forum for listed companies that have low levels of business activity or have ceased to carry on an active business; however, no assurance can be provided that a NEX listing will be obtained. The Company expects that as a result of delisting from the TSX, it may no longer be eligible to be quoted on OTCQX.

The Company, Legacy and CLMG Corp., as administrative agent, and the lenders party to the credit agreement dated as of June 30, 2010 (the “Senior Loan”) have entered into an amendment (the “Amendment”) to the US$36 million Senior Loan whereby the Company will only be obligated to pay a 2% prepayment premium for prepayments made from June 28, 2012 through June 30, 2013. The Amendment also amended the last applicable date of the “make whole provision” of approximately $10,000,000 from June 30, 2012 to June 27, 2012.

Further Information

If the Sale of Assets and the Winding Up are approved by the Shareholders, further information regarding the liquidation and dissolution of the Company and the amount and timing of distributions to Shareholders will be provided in subsequent press releases as such information becomes available.

About NiMin Energy

NiMin is a California based independent oil exploration and production company with principal operations in the Bighorn Basin of Wyoming and the San Joaquin Basin in California. NiMin currently has 69,834,396 Common Shares issued and outstanding.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed Sale of Assets and Winding up. In connection with the proposed transactions, the Company has filed a management information circular/ preliminary proxy statement with the Securities and Exchange Commission on May 9, 2012. When completed, a definitive Circular and a form of proxy will be mailed to Shareholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE CIRCULAR, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Circular and other documents filed by the Company with the Securities and Exchange Commission (when available) at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.niminenergy.com. The Circular and other relevant materials (when available) may also be obtained for free from the Company by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805) 566-2900. The contents of the websites referenced above are not deemed to be incorporated by reference into the Circular.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Shareholders in connection with the proposed transactions. Information concerning the interests of the Company’s participants in the solicitation is, and will be, set forth in the Company’s Circular and Annual Reports on Form 10-K, previously or in the future filed with the Securities and Exchange Commission, and in the Circulars relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov and from the Company at http://www.niminenergy.com, or by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805) 566-2900.

Cautionary Statements

This news release contains forward-looking statements and information (“forward-looking statements”) within the meaning of applicable securities laws including statements regarding the Sale of Assets, the timing of the mailing of the Circular, the approval of matters to be presented to Shareholders at the Meeting, the timing of the Meeting, the liabilities of the Company, the net proceeds and cash per Common Share available for distribution, the dissolution of Legacy and NiMin and the distribution of funds to Shareholders. Although NiMin believes that the expectations reflected in its forward-looking statements are reasonable, such statements have been based upon currently available information to NiMin. Such statements are subject to known and unknown risks, uncertainties and other factors that could influence actual results or events and cause actual results or events to differ materially from those stated, anticipated or implied in forward-looking statements. Risks include, but are not limited to: receipt of all required regulatory and Shareholder approvals, satisfaction of the conditions to the closing of the Sale Transactions, changes in tax laws, the ability to liquidate the remaining assets of the Company, the ability to dissolve Legacy and Nimin and the risks associated with the oil and gas industry. The risks, uncertainties, material assumptions and other factors that could affect actual results are discussed in more detail in NiMin’s Annual Information Form/Annual Report on Form 10-K and other documents available at www.sedar.com and www.sec.gov. Readers are cautioned to not place undue reliance on forward-looking statements. The statements in this press release are made as of the date of this release, and, except as required by applicable law, NiMin does not undertake any obligation to publicly update or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this document are expressly qualified by this cautionary statement. NiMin undertakes no obligation to comment on analyses, expectations or statements made by third-parties in respect of NiMin or the transactions discussed herein.

CONTACTS:

Investors

Jonathan Wimbish, CFA

NiMin Energy Corp.

Chief Financial Officer

+1 (805) 566-2900

jwimbish@niminenergy.com

Media

Dan Gagnier/Jared Levy

Sard Verbinnen & Co

+1 (212) 687-8080

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